Exhibit 99.2

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JOY
FOUNDATION
COAL WEST INC.
CHRISSY KAPLAN

Alpha Natural Resources

Outlook for the Powder River Basin
June 28, 2010
Rocky Mountain Coal Mining Institute Conference

Powder River Basin - Outline
• Basin overview
• Production and stripping ratios
• Safety statistics
• Delivered coal prices and transportation
• Market threats and opportunities
• Alpha PRB operations

Forward looking statements

 Statements in this presentation which are not statements of historical fact are “forward-looking statements” within the “safe harbor” provision of the Private Securities Litigation Reform Act of 1995. These forward-
 looking statements are based on the information available to, and the expectations and assumptions deemed reasonable by, Alpha Natural
 Resources at the time this presentation was made. Although Alpha
 Natural Resources believes that the assumptions underlying such statements are reasonable, it can give no assurance that they will be attained. Factors that could cause actual results to differ materially from expectations include the risks detailed under the section “Risk Factors” in the company’s Form 10-K filed with the Securities and Exchange
 Commission.

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108°
104°
47°
94
Miles City
Custer
Coalstrip
90
Lame Deer
Ashland
Broadus
Montana
Wyoming
Sheridan
90
Buffalo
Gillette
Moorcroft
Wright
0 20 40 MILES
0 20 40 60 KILOMETERS
Douglas
Glenrock
25
42° 30'

Montana
Wyoming

INDEX MAP

Powder River Basin Overview

Source: U.S. Geological Survey Open-File Report 2008-1202
 Bureau of Land Management
•There are 20 mines
located in the PRB, 13 of
which are located in the
Wyoming portion.
•One out of every five US
homes and businesses is
powered by coal mined
in Wyoming.
•The largest mines in the
PRB are capable of
producing 100 mt/year.

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(Kiewit)
Buckskin
Rawhide (Peabody)
Eagle Butte
Dry Fork (WFA)
(Alpha)
BNSF Railway Co
Wyodak (Black Hills)
Caballo (Peabody)
Belle Ayr
(Alpha)
Cordero Rojo (Cloud Peak)
Coal Creek (Arch)
Multiple Owners
(Arch)
Jacobs Ranch
Black Thunder
(Arch)
North Antelope Rochelle Complex (Peabody)
Antelope Coal (Cloud Peak)
Major Railroads
By System Name
BNSF
Multiple Systems
2009 Production
Millions of Tons
60 to 99
25 to 60
15 to 25
5 to 15
Average BTU Content
8600 to 8800
8400 to 8600
8000 to 8400
0
5.58
11.17
miles
N
W
E
S

Gillette PRB Coal Field
Northern Mines
-74 million tons
-8,000-8,400 Btu/lb
Central Mines
-101 million tons
-8,400-8,600 Btu/lb
Southern Mines
-242 million tons
-8,600-8,800 Btu/lb
Total 2009 Gillette Coal
Field Production: 417 million
tons
Source: MSHA 7000-2, Velocity Suite

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Historical PRB Production
(000's tons)
Production
600,000
500,000
400,000
300,000
200,000
100,000
-
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010E

Historical PRB Production

•PRB production has steadily
increased over the last twenty
years with the exception of a
dip in 2009.
•The EIA estimates that PRB
production will reach 474
million tons in 2010.
•Other basins have fluctuating
production levels whereas PRB
has demonstrated a consistent
upward trend.
Source: MSHA 7000-2, Velocity Suite, EIA

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Top 5 PRB Producers in 2009
(000's Tons)
160,000
120,000
80,000
40,000
0
137,374
119,867
90,965
49,875
25,412
Peabody
Arch
Cloud Peak
Alpha
Peter Kiewit

2009 Production by Basin
(000's tons)
500,000
400,000
300,000
200,000
100,000
-
196,508
127,264
103,075
96,555
456,278
CAPP
NAPP
ILB
RM
PRB

7

2009 Top Producers and Production
•Peabody, Arch, Cloud Peak, Alpha
and Peter Kiewit are the top 5
producers in the PRB.
•The top 5 producers account for
93% of basin production.
•PRB accounts for approximately
41% of US coal production.
•Low price, low sulfur, and desirable
combustion characteristics have
contributed to market dominance.
Source: MSHA 7000-2, Velocity Suite

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Southern PRB Stripping Ratios

North Mining Area
Middle Mining Area
South Mining Area
1,000 ft depth to Canyon
Buckskin
Rawhide
Eagle Butte
Dry Fork
Wyodak
Caballo
Belle Ayr
Cordero Rojo
Coal Creek
Jacobs Ranch
Black Thunder
North Antelope /Rochelle
Antelope
EXPLANATION
Stripping Ratio
10:1
9:1
8:1
7:1
6:1
5:1
4:1
3:1
2:1
1:1
<1:1
Index Map
Wyoming

8

•As mines expand westward,
stripping ratios (and costs)
increase due to greater
overburden and thinning
seams.
•Mines in the Southern part of
the region will need to cross
over to the other side of the
Joint Line.
 •The USGS estimates that
 over 1 B tons of coal may
 be left un-mined
 beneath the Joint Line
•Northern and mid portions of
the SPRB will not be affected
by the Joint Line.
Source: U.S. Geological Survey Open-File Report 2008-1202
 Bureau of Land Management

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Tons mined per reportable injury in 2009 (000's tons)
PRB
RM
ILB
NAPP
CAPP
3,191
370
137
138
95
0
1,000
2,000
3,000
4,000

2008 Occupational Injuries & Illnesses by Industry
Injuries and illnesses per 100 full-time employees
5.0
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Air Transportation
Public Safety
Hospital Workers
Road Construction
Coal Mining
Trucking
Surface Mining
Hospitality

Reportable Injury Rates by Basin

•PRB had only 1 injury for every 3.2 million tons of coal mined on annual basis.
•Two-thirds of US coal mines operate each year without a single lost time work injury.
•Between 1990 and 2008, there was a 70% decrease in total US coal mining injuries.
Source: MSHA 7000-1 , Velocity Suite, Bureau of Labor Statistics

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US Coal-Fired Power Plants
By Origin & Consumption (000's Tons)
14,000
7,000
1,400
Central_Appalachia
Illinois_Basin
Northern_Appalachia
Powder_River_Basin
Rocky_Mountain
N
W
E
S
0
198.24
396.48
miles

10

U.S. Coal-Fired Power Plants by Coal Origin
Source: Velocity Suite

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PRB Exports (000's Tons)
000's Tons
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
-
303
-
169
1,230
1,979
4,737
2005
2006
2007
2008
2009
2010 (E)

Significant Increase in PRB Exports

Source: Genscape
•PRB exports have
steadily increased over
time.
•Thriving Asian coal
demand has led to a
significant increase of
PRB exports.
•PRB coal compares
favorably to Indonesia
coal.

2009 Delivered Coal Prices by Basin

2009 US Coal Deliveries $/MMBtu
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
CAPP
NAPP
ILB
RM
PRB
Transportation Cost
FOB Cost

•Unlike the other basins,
transportation costs dwarf FOB costs
in the PRB.
•PRB is a very competitive basin
provided that rail rates remain
reasonable.
•Average transportation cost in PRB
is $1/MMBtu. For other basins, the
average transportation cost is
$0.47/MMBtu.
•Average coal price in PRB is
$0.65/MMBtu compared to
$2.19/MMBtu in other basins.
Source: EIA 923, Velocity Suite

PRB Challenges -- Regulatory Issues
• Section 404 Water Permit
 – Section 404 of the Clean Water Act regulates the discharge of dredged, excavated, or fill material in wetlands, streams, rivers, and other U.S. waters.
 – Like the East, the 404 issue will affect the PRB.
 – The Nationwide Permit 21 will likely expire requiring individual permits for wetlands that are jurisdictional.
• Stream Buffer Zone
 – Stream avoidance could significantly impact PRB.
 – OSM has stated that this rule will affect future amendments and leases.
• Sage Grouse
 – The Sage Grouse has been listed under the Endangered Species Act as “warranted but precluded” meaning that this will be revisited next June.
 – This listing could significantly impact mining and other development.
 – Industry is responding by working on Candidate Conservation Agreements with
 Assurances (CCAA). This will provide conservation measures for protection of the bird and its habitat allowing mining operations to continue .
• Air Quality

ILB Production vs. US Scrubbed MW
106,000
104,000
102,000
100,000
98,000
96,000
94,000
92,000
90,000
000's tons
250,000
200,000
150,000
100,000
50,000
-
MW
2006
2007
2008
2009
2010
Production
Scrubbed

ILLINOIS
Illinois Basin
MISSOURI
Navigable Waterways
ILB Coal-Fired Power Plants
By Origin & Consumption (000's Tons)
14,000
7,000
1,400
Central_Appalachia
Illinois_Basin
Northern_Appalachia
Powder_River_Basin
Rocky_Mountain
0 24.90 49.80
miles

Illinois Basin Challenge

•Increased scrubbers, lower SO2 allowance prices, low
mining costs and advantageous transportation options
may allow ILB coal to displace PRB coal at some units.
•PRB is losing its low sulfur advantage due to more
scrubbers coming online and low allowance prices.
•Average SO2 allowance price in 2010 is $57/ton down
from an average price of $810/ton in 2005.
Source: MSHA 7000-2, Ventyx, U.S. EPA CEMS, U.S. EPA Clean
Air Markets unit characteristics database

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Delivered Cost ($/MMBtu)
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
Western Plant
Southeast Plant
Eastern Plant
Midwestern Plant
CAPP
NAPP
ILB
RM
PRB
Gas

Natural Gas Challenge -- Delivered Basin Cost

Source: EIA 923, Velocity Suite, ANR
•PRB costs are more
competitive when
delivered to Western and
Midwestern plants.
•PRB delivered costs:
 •Western $1.34
 •Midwestern $1.85
 •Eastern $3.27
 •Southeastern $3.44

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Generation Cost ($/MWh)
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$-
Western Plant
Southeast Plant
Eastern Plant
Midwestern Plant
CAPP
NAPP
ILB
RM
PRB
Gas

Natural Gas Challenge - Generation Costs

•Gas is much more
competitive in the
Southeast and Eastern
regions.
•Gas generation costs
don’t pose much threat
to the PRB at today’s
prices.
•If delivered coal prices
climb high enough or
gas prices fall low
enough, all basins could
be at risk.
Heat rate assumptions: Coal - 10,100 btu, Gas - 7,300 btu; SO2 allowance costs - $25/ton
Source: EIA 923, Velocity Suite, ICAP, Internal

Market Opportunities
• A decline in CAPP production due to MTR regulations and 404 permits could present more opportunities for PRB coal.
• There are 13 plants currently under construction that will primarily burn PRB coal. These plants total approximately 7,000
 MW which equates to around 24 million tons annually.
• Return to $5+/MMBtu gas may allow coal to displace some gas generation
• Economic recovery and decreasing utility stockpiles will push demand for more thermal coal
• Other opportunities for thermal coal:
 • Plug-in hybrid vehicles
 • China, India and developing world will increase demand

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10% Met
(8.7 mt)
Total:
86.1 mt
90% Steam
(77.4 mt)

26% NAPP
(21.8 mt)
Total:
84.8 mt
59% PRB
(50.2 mt.)
15% CAPP
(12.8 mt)

2009 Coal Reserves

1% ILB
(26.1 mt)
31% CAPP
(720.5 mt)
31% PRB
(709.3 mt)
Total:
2.3 bt
37% NAPP
(861.2 mt)

Alpha 2009 Sales & Production Overview

2009 Coal Sales*
2009 Production
*Coal sales include broker coal

Alpha Coal West - 2009

Belle Ayr
Eagle Butte
• BNSF/UP rail access
• 28.4 million tons
• 8,550 Btu, 0.63 Lb. SO2/MMBtu
• 255 MM tons reserves
• BNSF rail access
• 21.9 million tons
• 8,420 Btu, 0.88 Lb. SO2/MMBtu
• 505 MM tons reserves
▪ Truck/shovel mining method
▪ 630 employees

Summary
• All coal basins have challenges, but the PRB’s
 challenges are more manageable.
• PRB should be able to continue to provide a
 significant portion of US coal for many years to come
 and new international markets may emerge.
• Alpha is well-positioned as one of the top 5 PRB
 producers.